Exhibit 10.1

SANDERSON FARMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of October 4, 2012, among Sanderson Farms, Inc., a Mississippi corporation, the Banks party hereto, and BMO Harris Bank N.A., formerly known as Harris N.A., as Agent for the Banks, (“Agent”).

PRELIMINARY STATEMENTS

A. The Company, the several financial institutions from time to time party thereto, and the Agent are parties to a Credit Agreement dated as of February 23, 2011 (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Company has requested that the Required Banks amend the Credit Agreement, and the Required Banks are willing to do so on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	AMENDMENTS.

Upon satisfaction of all of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended to read as follows:

1.1. The table included in the definition of the term “Applicable Margin” contained in Section 4 of the Credit Agreement shall be amended to read as follows:

	LEVEL I	LEVEL II	LEVEL III	LEVEL IV	LEVEL V
Leverage Ratio	<25%	≥ 25% and <35%	≥ 35% and <45%	≥ 45% and <55%	≥55%
Eurodollar Loans and L/C Participation Fee	2.00%	2.25%	2.75%	3.25%	3.75%
Domestic Rate Loans	1.00%	1.25%	1.75%	2.25%	2.75%
Commitment Fee	0.35%	0.40%	0.45%	0.50%	0.50%

1.2. Section 7.9 of the Credit Agreement shall be amended to read as follows:

Section 7.9. Consolidated Tangible Net Worth. The Company will maintain at all times Consolidated Tangible Net Worth during each fiscal year of the Company in an amount not less than $478,000,000 through October 30, 2012 and $400,000,000 from and after October 31, 2012, increasing on the last day of each fiscal quarter (commencing with the fiscal quarter ending January 31, 2013) by an amount equal to (a) 100% of any Net Proceeds of Stock issued during such quarter plus (b) 60% of an amount (but not less than zero) equal to (i) the Company’s Consolidated Net Income for such fiscal quarter, minus (ii) the lesser of (x) $4,000,000 and (y) the aggregate amount of all dividends declared during such fiscal quarter rounded to the next highest $100,000.

1.3. Section 7.10 of the Credit Agreement shall be amended to read as follows:

Section 7.10. Consolidated Indebtedness for Borrowed Money to Total Capitalization. The Company will not permit the ratio of its Consolidated Indebtedness for Borrowed Money to its Total Capitalization (the “Leverage Ratio”), expressed as a percentage, at any time to exceed 55% from the date of this Agreement through October 30, 2014, and 50% from and after October 31, 2014 (at any time, the “Scheduled Ratio”); provided that the Company may elect to increase the maximum Leverage Ratio permitted by this Section (the “Maximum Leverage Ratio”) by 5% above the Scheduled Ratio then in effect (e.g., 55% to 60%) for four consecutive fiscal quarters by giving written notice to the Agent of such election (the “Increase Notice”) in connection with the construction of either of two new poultry processing complexes at locations to be determined by the Borrower but within the United States (such poultry processing complexes are referred to collectively as the “New Processing Complexes” and individually as a “New Processing Complex”). The Maximum Leverage Ratio will increase to a level 5% above the Scheduled Ratio then in effect on the first day of the fiscal quarter in which the Agent receives the Increase Notice and will continue in effect at such level for the following three fiscal quarters, provided that the Maximum Leverage Ratio shall revert to the Scheduled Ratio if the Company has not begun and does not begin construction of the New Processing Complex described in the applicable Increase Notice within three months of the date on which the Agent receives the Increase Notice. The Company may give only one Increase Notice during the term of this Agreement.

1.4. Section 7.11 of the Credit Agreement shall be amended to read as follows:

Section 7.11. Capital Expenditures. (a) The Company will not, and will not permit any Subsidiary to, spend or be obligated to spend during any fiscal year for capital expenditures (as defined and classified in accordance with generally accepted accounting principles consistently applied, including without limitation any such capital expenditures in respect of Capitalized Leases but excluding any acquisition permitted by Section 7.14(d) which might constitute such a capital expenditure and the capital expenditures permitted by clause (b) below) in an aggregate amount for the Company and its Subsidiaries in excess of $55,000,000 for the Company’s fiscal year ending October 31, 2012 and for each fiscal year of the Company thereafter, plus in each case up to $10,000,000 (the “Carryover Amount”) permitted to be spent in the preceding fiscal year but not actually spent therein. For purposes of this Section, any capital expenditures made in any fiscal year shall be applied first to the Carryover Amount, if any, available during such fiscal year.

(b) The Company will not, and will not permit any Subsidiary to, spend or be obligated to spend capital expenditures (as defined and classified in accordance with generally accepted accounting principles consistently applied) in connection with the construction of up to two New Processing Complexes in excess of $125,000,000 with respect to each such New Processing Complex during the term of this Agreement.

2.	CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Company and the Required Banks shall have executed this Amendment.

2.2. Each Guarantor Subsidiary shall have executed the Guarantors’ Acknowledgment attached hereto.

2.3. The Company shall have paid to the Agent for the ratable benefit of the Banks that execute this Amendment an amendment fee in an amount equal to one-tenth of one percent (0.10%) of the amount of each such Bank’s Revolving Credit Commitment, which fee shall be fully earned when paid and shall be non-refundable.

2.4. The Company shall have paid to Bank of Montreal, acting under its trade name BMO Capital Markets, as Sole Lead Arranger and Sole Book Runner (in such capacity, the “Arranger”), for its own account such fee as the Company and the Arranger have agreed in writing, which fee shall be fully earned when paid and shall be non-refundable.

3.	REPRESENTATIONS AND WARRANTIES.

3.1. Each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct.

3.2. The Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.

4.	MISCELLANEOUS.

4.1. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Revolving Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Revolving Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGES TO FOLLOW]

This Amendment is entered into as of the date and year first above written.

SANDERSON FARMS, INC.

By	/s/ D.M. Cockrell

	Its	Treasurer and CFO

Accepted and agreed to as of the date and year first above written.

BMO HARRIS BANK N.A., individually and as Agent

By	/s/ Manuel J. Diaz

Its Director

BANK OF MONTREAL, as an L/C Issuer

By	/s/ Manuel J. Diaz

	Its	Director

BMO HARRIS FINANCING, INC.

By	/s/ Manuel J. Diaz

	Its	Director

REGIONS BANK

By	/s/ Stanley A. Herren

	Its	Senior Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

AGFIRST FARM CREDIT BANK

By	/s/ Steven J. O’Shea

	Its	Vice President

ING CAPITAL LLC

By	/s/ Evelin Herrera

	Its	Vice President

By

Its

US BANK NATIONAL ASSOCIATION

By	/s/ [illegible]

	Its	Vice President

FARM CREDIT SERVICES OF AMERICA, PCA

By	/s/ Gary Mazour

	Its	Vice President

FARM CREDIT BANK OF TEXAS

By	/s/ Alan Robinson

	Its	Vice President

COMPASS BANK

By	/s/ Jason Goetz

	Its	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

TRUSTMARK NATIONAL BANK

By	/s/ William H. Edwards

	Its	First Vice President

BANK OF THE WEST

By	/s/ Trevor Svoboda

	Its	Vice President

FARM CREDIT SERVICES OF MID-AMERICA, PCA

By	/s/ [illegible]

	Its	VP Capital Markets

UNITED FCS, PCA, d/b/a FCS COMMERCIAL FINANCE GROUP

By	/s/ Lisa Caswell

	Its	Vice President

PNC Bank, N.A.

By	/s/ [illegible]

	Its	SVP

GREEN STONE FARM CREDIT SERVICES, ACA

By	/s/ Alfred S. Compton, Jr.

	Its	SVP / Managing Director

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

FARM CREDIT WEST, PCA

By	/s/ Ben Madonna

	Its	Vice President

AGSTAR FINANCIAL SERVICES, PCA

By	/s/ Troy Mostaert

	Its	Vice President

1ST FARM CREDIT SERVICES, PCA

By	/s/ Dale Richardson

	Its	Vice President, Capital Markets

NORTHWEST FARM CREDIT SERVICES, PCA

By	/s/ Carol Sobson

	Its	Vice President

AMERICAN AG CREDIT, PCA

By

Its

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

GUARANTORS’ ACKNOWLEDGMENT

The undersigned, each of which has executed and delivered to the Banks a Guaranty Agreement dated as of February 23, 2011 (the “Guaranty Agreement”), hereby acknowledges the amendment of the Credit Agreement as set forth above and agrees that all of the Company’s indebtedness, obligations and liabilities to the Banks and the Agent under the Credit Agreement, as amended by the foregoing Amendment, and the Notes is and shall continue to be entitled to the benefits of said Guaranty Agreement. The undersigned further agree that the Acknowledgment or consent of the undersigned to any further amendments of the Credit Agreement shall not be required as a result of this Acknowledgment having been obtained, except to the extent, if any, required by the Guaranty Agreement.

Dated as of October 4, 2012.

SANDERSON FARMS, INC. (FOODS DIVISION)

By	/s/ D.M. Cockrell

	Its	Treasurer and CFO

SANDERSON FARMS, INC. (PRODUCTION DIVISION)

By	/s/ D.M. Cockrell

	Its	Treasurer and CFO

SANDERSON FARMS, INC. (PROCESSING DIVISION)

By	/s/ D.M. Cockrell

	Its	Treasurer and CFO